                                   Exhibit 10.32.3


                                    REVOLVING NOTE


$7,500,000.00                                                     August 7, 1997


         FOR VALUE RECEIVED, the undersigned, (collectively, the "Borrowers"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of Amarillo National Bank (the "Bank"), on or before the Maturity Date, the lesser of (i) principal sum of Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00) or
(ii) the amount outstanding hereunder as of such date, in accordance with the terms and provisions of that certain Revolving Credit Agreement dated as of June 26, 1997 by and among the Borrowers, Texas Commerce Bank National Association, as Agent, the Bank, and the other parties thereto (as same may be amended, modified, increased, supplemented and/or restated from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement).

         The outstanding principal balance of this Note shall be due and payable on the Maturity Date and as otherwise provided in the Credit Agreement. The Borrowers jointly and severally promise to pay interest on the unpaid principal balance of this Note from the date of any Loan evidenced by this Note until the principal balance thereof is paid in full. Interest shall accrue on the outstanding principal balance of this Note from and including the date of any Loan evidenced by this Note to but not including the Maturity Date at the rate or rates, and shall be due and payable on the dates, set forth in the Credit Agreement.

         Payments of principal and interest, and all amounts due with respect to costs and expenses, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set-off or counterclaim to the Agent not later than 11:30 a.m. (Houston time) on the dates on which such payments shall become due pursuant to the terms and provisions set forth in the Credit Agreement.

         If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or public holiday on which the Agent is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

         In addition to all principal and accrued interest on this Note, the Borrowers jointly and severally agree to pay (a) all costs and expenses incurred by all owners and holders of this Note in collecting this Note through any probate, reorganization, bankruptcy or any other proceeding and

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(b) reasonable attorneys' fees when and if this Note is placed in the hands of an attorney for collection after default.

         The Borrowers and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security hereof, in whole or in part, with or without notice, before or after maturity.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

         This Note is in amendment and restatement of that certain Revolving Note dated as of July 1, 1997.

         IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed and delivered by their respective officers thereunto duly authorized effective as of the date first above written.

                                       CROSS-CONTINENT AUTO RETAILERS, INC.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                       QUALITY NISSAN, INC.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                       MIDWAY CHEVROLET, INC.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                       PLAINS CHEVROLET, INC.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                       WESTGATE CHEVROLET, INC.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                       WORKING MAN'S CREDIT PLAN, INC.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                       ALLIED 2000 COLLISION CENTER, INC.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                       CROSS-COUNTRY DODGE, INC.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                       C-CAR AUTO WHOLESALERS, INC.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                       DOUGLAS TOYOTA, INC.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                       TOYOTA WEST SALES & SERVICE, INC.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                       SAHARA IMPORTS, INC.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                       SAHARA NISSAN, INC.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------